UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2009

COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

505 Front Avenue,	83814
Coeur d’Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On October 20, 2008, Coeur d’Alene Mines Corporation (the “Company”) issued warrants (the “Warrants”) for the purchase of up to $25.0 million aggregate principal amount of its Senior Secured Floating Rate Convertible Notes due 2012 (the “Notes”). On January 16, 2009, the holders of all the outstanding Warrants exercised their Warrants in full. In connection with the exercise of the Warrants, the Company issued $25.0 million aggregate principal amount of Notes and received approximately $20.4 million in net proceeds.

        The Notes will bear interest at a rate of 12.0% until July 15, 2009. Thereafter, the interest rate will be subject to reset quarterly at an interest rate of LIBOR plus 7.5% per year, provided that in no event will the annual rate be less than 9.0% or more than 12.0%. Interest on the Notes is payable quarterly on January 15, April 15, July 15 and October 15 of each year, beginning on January 15, 2009. The Notes mature on October 15, 2012, unless earlier converted, redeemed or repurchased by the Company. The Notes will be secured by certain assets of the Company’s subsidiary, Coeur Rochester, Inc.

        For a more detailed description of the terms and provisions of the Notes, reference is hereby made to the indenture, supplemental indenture and amendment to the supplemental indenture, each of which governs the Notes and is incorporated herein by reference as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, between the Company and The Bank of New York Mellon, as trustee, dated October 20, 2008 (incorporated by reference to Exhibit 4.1 to the Company's Form 8-K filed on October 22, 2008).

4.2	First Supplemental Indenture and Security Agreement, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee, dated as of October 20, 2008 (incorporated by reference to Exhibit 4.2 to the Company's Form 8-K filed on October 22, 2008).

4.3	Amendment No. 2, dated as of January 12, 2009, between the Company and The Bank of New York Mellon, as trustee, to the First Supplemental Indenture and Security Agreement, dated as of October 20, 2008, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Company's Form 8-K filed January 12, 2009).

99.1	Press Release dated January 20, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D’ALENE MINES CORPORATION
(Registrant)
Dated: January 22, 2009	By: /s/ Mitchell J. Krebs
Mitchell J. Krebs
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Indenture, between the Company and The Bank of New York Mellon, as trustee, dated October 20, 2008 (incorporated by reference to Exhibit 4.1 to the Company's Form 8-K filed on October 22, 2008).

4.2	First Supplemental Indenture and Security Agreement, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee, dated as of October 20, 2008 (incorporated by reference to Exhibit 4.2 to the Company's Form 8-K filed on October 22, 2008).

4.3	Amendment No. 2, dated as of January 12, 2009, between the Company and The Bank of New York Mellon, as trustee, to the First Supplemental Indenture and Security Agreement, dated as of October 20, 2008, among the Company, Coeur Rochester, Inc., as grantor, and The Bank of New York Mellon, as trustee and collateral agent (incorporated by reference to Exhibit 4.2 to the Company's Form 8-K filed January 12, 2009).

99.1	Press Release dated January 20, 2009.